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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         Each of the undersigned directors and officers of The J. M. Smucker Company, an Ohio corporation (the "Company"), hereby constitutes and appoints Timothy P. Smucker, Richard K. Smucker, and Steven J. Ellcessor and each of them, with full power of substitution and resubstitution, as the true and lawful attorney-in-fact or attorneys-in-fact, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-3 relating to the registration for resale of common stock, without par value, of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever necessary, advisable or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

         Executed as of this 22nd day of August 2001.

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
/s/ Timothy P. Smucker                               /s/ Richard K. Smucker
--------------------------------------------         -----------------------------------------------
Timothy P. Smucker                                   Richard K. Smucker
Chairman and Co-Chief Executive Officer,             President and Co-Chief Executive Officer,
and Director                                         and Director

/s/ Kathryn W. Dindo                                 /s/ Charles S. Mechem, Jr.
--------------------------------------------         -----------------------------------------------
Kathryn W. Dindo                                     Charles S. Mechem, Jr.
Director                                             Director

/s/ Elizabeth Valk Long                              /s/ William H. Steinbrink
--------------------------------------------         -----------------------------------------------
Elizabeth Valk Long                                  William H. Steinbrink
Director                                             Director

/s/ William Wrigley, Jr.                             /s/ Vincent C. Byrd
--------------------------------------------         -----------------------------------------------
William Wrigley, Jr.                                 Vincent C. Byrd
Director                                             Vice President and General Manager -
                                                     Consumer Market, and Director

/s/ Fred A. Duncan                                   /s/ Richard G. Jirsa
--------------------------------------------         -----------------------------------------------
Fred A. Duncan                                       Richard G. Jirsa
Vice President and General Manager -                 Vice President - Information Systems and
Industrial Market, and Director                      Corporate Controller

/s/ Steven J. Ellcessor
-------------------------------------------
Steven J. Ellcessor
Vice President - Finance and Administration,
Secretary, and General Counsel
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